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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 19, 2007

                               MEDIA GENERAL, INC.
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             (Exact name of registrant as specified in its charter)

    Commonwealth of Virginia             1-6383                54-0850433
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          333 E. Franklin St., Richmond, VA                      23219
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (804) 649-6000

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 19, 2007, the Company issued two releases announcing results for the first quarter of 2007 and revenues for the March 2007 period. A copy of these releases is furnished as Exhibit 99.1 and Exhibit 99.2

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

d)   Exhibits

99.1       Press Release issued by MEDIA GENERAL, INC., April 19, 2007.
99.2       Press Release issued by MEDIA GENERAL, INC., April 19, 2007.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    MEDIA GENERAL, INC.
                                                    ----------------------------
                                                    (Registrant)

Date April 19, 2007

                                                    /s/ JOHN A. SCHAUSS
                                                    ----------------------------
                                                    John A. Schauss
                                                    Vice President - Finance and
                                                    Chief Financial Officer